UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 6, 2020, Crusader Insurance Company (“Crusader”) and Unifax Insurance Systems, Inc. (“Unifax”), subsidiaries of Unico American Corporation (the “Corporation”), entered into a reinsurance arrangement with United Specialty Insurance Company (“USIC”), pursuant to which USIC would underwrite property and casualty insurance policies by and through Unifax and such policies would be reinsured by Crusader. As disclosed in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, on September 2, 2020, the Corporation placed a moratorium on placing any new risks with USIC by Unifax pending negotiations among Crusader, Unifax, and USIC pursuant to the issues raised by the California Department of Insurance (“DOI”) regarding the structure of the reinsurance arrangement and its compliance with the California Insurance Holding Company System Act (the “Insurance Act”).

On November 24, 2020, as a result of such negotiations with the DOI, Crusader, Unifax and USIC agreed to rescind the Quota Share Reinsurance Agreement, effective April 1, 2020, by and among USIC, Crusader and Unifax (the “Original Reinsurance Agreement”) and the General Agency Agreement, effective April 1, 2020, by and among USIC, Crusader and Unifax (the “Agency Agreement”). The rescission of such agreements was effected pursuant to (i) that certain Rescission Agreement to the Quota Share Reinsurance Agreement dated April 1, 2020, by and among USIC, Crusader and Unifax and (ii) that certain Rescission Agreement to the General Agency Agreement dated April 1, 2020, by and among USIC, Crusader and Unifax (collectively, the “Rescission Agreements”). The effect of the Rescission Agreements was that the Original Reinsurance Agreement and the Agency Agreement were deemed never to have existed and no insurance policies were deemed issued, and no premium deemed written, collected or reported with respect to those agreements.

Further, on November 24, 2020, the parties entered into various restructured arrangements in order to address the issues raised by the DOI with respect to California insurance laws. In particular, the parties eliminated all intercompany duties so that the arrangement would not require prior approval by the DOI under the Insurance Act. Material changes to the reinsurance arrangement are as follows:

Quota Share Reinsurance Agreement

On November 24, 2020, USIC and Crusader entered into a new Quota Share Reinsurance Agreement, effective April 1, 2020, (the “New Reinsurance Agreement”), pursuant to which Crusader will reinsure all of USIC’s liability for policies issued by USIC and produced by Unifax for property, general liability, commercial multiple peril (“CMP”) property, CMP liability and other miscellaneous coverages, subject to certain maximum policy limits. The New Reinsurance Agreement does not make any substantive changes to the financial terms of the Original Reinsurance Agreement. Policies placed with USIC by Unifax and reinsured with Crusader prior to November 24, 2020 remain in place without interruption or change and are subject to the New Reinsurance Agreement. The New Reinsurance Agreement amends or eliminates certain provisions in order to comply with applicable laws, including the elimination of Crusader’s obligation to guarantee payment by Unifax of ceding fees to USIC.

Broker Agreement

On November 24, 2020, USIC and Unifax entered into a Surplus Line Broker Agreement, effective April 1, 2020 (the “Broker Agreement”), pursuant to which USIC authorized Unifax to act as its broker and agent for the purpose of producing and administering certain specified classes of insurance policies, which are the subject of the New Reinsurance Agreement. Under the Broker Agreement, Unifax is entitled to retain a commission for policies produced based on a percentage of the premiums on business placed with USIC. The Broker Agreement specifies the duties of Unifax thereunder for the production, service and management of the policies, including certain reporting obligations owed to USIC, and sets forth certain limitations on the policies Unifax may place with USIC and on Unifax’s activities as broker and agent for USIC. The Broker Agreement further authorizes Unifax to retain retail producers to market and solicit policies and to perform fieldwork and aid in the underwriting of the business that is the subject of the Broker Agreement.

Unifax has agreed to indemnify and hold USIC harmless from any losses relating to the Broker Agreement. The Broker Agreement may be terminated in specified events, including by any party upon 90 days written notice to the other parties and automatically upon cancellation or termination of the New Reinsurance Agreement.

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Claims Administration Agreement

On November 24, 2020, USIC and U.S. Risk Managers, Inc., a subsidiary of the Corporation (“U.S. Risk”), entered into a Claims Administration Agreement, effective as of April 1, 2020 (the “Claims Administration Agreement”). Pursuant to the Claims Administration Agreement, USIC appointed U.S. Risk, which is a licensed claims adjuster in the state of California, to adjust and settle claims on its behalf in connection with the surplus lines policies issued by USIC in connection with the New Reinsurance Agreement. U.S. Risk will be paid a fee by Unifax on behalf of USIC based on a percentage of earned premium.

U.S. Risk will establish an account for payment of claims by U.S. Risk (the “Loss Fund Account”) pursuant to the Claims Administration Agreement. Pursuant to the terms of the New Reinsurance Agreement, Crusader will fund the Loss Fund Account provided for in the Claims Administration Agreement on behalf of USIC.

U.S. Risk has agreed to indemnify and hold USIC harmless from any losses relating to the Claims Administration Agreement. The Claims Administration Agreement may be terminated in specified events, including by any party upon 90 days written notice to the other parties and automatically upon cancellation or termination of the Broker Agreement.

The Reinsurance Trust Agreement, effective April 1, 2020, by and among Crusader, USIC and Comerica Bank & Trust, N.A., which was filed as Exhibit 10.3 to the Corporation’s Form 10-Q for the quarter ended March 31, 2020, has not been rescinded or amended.

The foregoing summaries of the Rescission Agreements, the New Reinsurance Agreement, the Broker Agreement and the Claims Administration Agreement do not purport to be complete and are qualified in their entirety by reference to full text of such agreements, which the Corporation plans to file with its Form 10-K for the fiscal year ended December 31, 2020.

Item 1.02 Termination of a Material Definitive Agreement.

The information in Item 1.01 above regarding the entry into the Rescission Agreements is hereby incorporated by reference into this Item 1.02.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: December 1, 2020    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer, Chief Financial Officer and Secretary

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